EXHIBIT C
                               CURRENT LIABILITIES

Broad  and  Cassel                          $25,000
Berkowitz,  Dick,  Pollack  and  Brandt     $16,765
Charles  N.  Auerbach,  CPA                 $12,944


     In addition, the following normal course liabilities will accrue prior to the date of Closing:

     Transfer  agent  fees                                      $ 350 per month*
     Bowne - 9/30/02 10-QSB Edgarization                        $1,000
     Broad and Cassel - 9/30/02 10-QSB Legal Fees               $7,000
     Berkowitz Dick Pollack - 9/30/02 10-QSB Accounting Fees    $7,500
     Internal Accountant - 9/30/02 10-QSB Bookkeeping Fees      $1,000



*Paid  through  December  2002